Exhibit 99.1

Alabama National BanCorporation Announces Third Quarter 2005 Earnings and Declares Fourth Quarter Dividend

    BIRMINGHAM, Ala.--(BUSINESS WIRE)--Oct. 19, 2005--Alabama National BanCorporation ("ANB") (NASDAQ/NM: ALAB) today announced record earnings for the quarter and nine months ended September 30, 2005 and declared a quarterly cash dividend of $0.3375 per share.
    For the 2005 third quarter, ANB reported earnings of $17.1 million, up 16.2% from the 2004 third quarter. Diluted earnings per share of $0.98 were up 13.5% from the year ago third quarter. Diluted cash earnings per share were $1.01, up 12.5% from the 2004 third quarter. Total revenue grew to $69.5 million in the 2005 third quarter, up 11.7% from $62.2 million in the year ago third quarter. Noninterest income represented 26.1% of third quarter 2005 total revenue, down from 29.9% in the 2004 third quarter. ANB's taxable equivalent net interest margin was 3.94% for the 2005 third quarter, up 13 basis points from the 2004 third quarter and up 1 basis point from the second quarter of 2005.
    "Our employees have delivered excellent performance for our share owners in the first nine months of 2005," said John H. Holcomb, III, Chairman and CEO. "Our focus on asset quality along with successful loan and deposit growth will continue to be the key factors that allow us to deliver excellent growth within an acceptable risk profile."
    Year-to-date earnings were $48.8 million, an increase of 24.2% over the $39.3 million in earnings reported for the same period in 2004. Diluted earnings per share for the first nine months of 2005 were $2.80, up 11.9% from the $2.50 earned in the same period in 2004. Nine months 2005 cash earnings per diluted share of $2.89 were up 11.4% over 2004 levels.
    Total assets at September 30, 2005 were $5.9 billion. Loan growth (excluding loans held for sale) was 23.8% on an annualized basis during the 2005 third quarter and 22.1% on a year-to-date annualized basis. Deposits grew at an 8.4% annualized rate from June 30, 2005 and at an 11.5% annualized rate from December 31, 2004, ending the September 30, 2005 period at $4.3 billion. Quarter-end share owners' equity was $562 million, or $32.89 per share, and tangible book value per share was $23.65.
    During the 2005 third quarter, ANB recognized $398 thousand in net charge-offs, or an annualized rate of 0.04% of average loans. Combined with first six months net charge-offs, ANB's year-to-date loss of $880 thousand represents a rate of 0.03% in net losses to average loans and leases. Quarter-end nonperforming assets were 0.20% of period end loans and other real estate. The allowance for loan and lease losses covered nonperforming loans 697%.
    The Board of Directors of Alabama National today announced a quarterly cash dividend of $0.3375 per share. The dividend is payable January 3, 2006, to stockholders of record at the close of business on December 15, 2005.
    ANB is a bank holding company operating 85 banking locations through ten bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include: First American Bank in north central Alabama; Bank of Dadeville; and Alabama Exchange Bank in Tuskegee. Florida subsidiaries are: First Gulf Bank, N.A., in Escambia County, Florida and Baldwin County, AL; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Public Bank in metropolitan Orlando; CypressCoquina Bank in Ormond Beach; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through First American Bank's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank.
    Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."

    Conference Call Instructions:

    Alabama National will discuss financial results for the third quarter completed September 30, 2005 as well as its goals and general outlook for the remainder of 2005 in a conference call to be held Thursday, October 20, 2005 at 9:00 a.m. Central Time. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on October 20, beginning at 9:00 a.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
    For live interactive access to the teleconference, please dial 1-800-938-1464 at 9:00 a.m. Central Time on October 20. For those without Internet access, a telephonic replay will be available through November 20 by dialing 1-800-642-1687 and entering Conference ID number 9985894.
    Many of the comparisons of financial data from period to period presented in the narrative of this release have been rounded from actual values reported in the attached selected unaudited financial tables. The percentage changes presented above are based on a comparison of the actual values recorded in the attached tables, not the rounded values.
    This press release, including the attached selected unaudited financial tables which are a part of this release, contains financial information determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). These "non-GAAP" financial measures are "cash earnings" (cash earnings per share), "tangible book value" (tangible book value per share), "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per basic and diluted share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value is defined as total equity reduced by recorded intangible assets. Tangible book value per share is defined as tangible book value divided by total common shares outstanding. This measure is important to many investors in the marketplace that are interested in changes from period to period in book value per share exclusive of changes in intangible assets. Goodwill, an intangible asset that is recorded in a purchase business combination, has the effect of increasing total book value while not increasing the tangible assets of the company. For companies such as Alabama National that have engaged in multiple business combinations, purchase accounting requires the recording of significant amounts of goodwill related to such transactions. Return on average tangible equity is defined as earnings for the period (annualized for the quarterly period) divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as earnings for the period (annualized for the quarterly period) divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the company's performance exclusive of the effects of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures and the most directly comparable GAAP measures.
    This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by ANB with the Securities and Exchange Commission, and forward looking statements contained in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                    Three Months Ended
                                      September 30,
                               ---------------------------  Percentage
                                    2005          2004      Change (b)
                               ------------- ------------- -----------

 Net interest income                $51,359       $43,614        17.8%
 Noninterest income                  18,098        18,566        (2.5)
 Total revenue                       69,457        62,180        11.7
 Provision for loan and lease
  losses                              2,440         1,624        50.2
 Noninterest expense                 40,990        38,208         7.3
 Net income before income taxes      26,027        22,348        16.5
 Income taxes                         8,944         7,642        17.0
 Net income                         $17,083       $14,706        16.2%


 Weighted average common and
  common equivalent shares
  outstanding
    Basic                            17,198        16,765         2.6%
    Diluted                          17,412        17,013         2.3

 Net income per common share
    Basic                              $.99          $.88        13.2%
    Diluted                             .98           .86        13.5

 Cash earnings (a)
    Total                           $17,603       $15,287        15.1%
    Basic                              1.02           .91        12.3
    Diluted                            1.01           .90        12.5

 Cash dividends declared on
 common stock                        $.3375        $.3125
 Return on average assets              1.18%         1.15%
 Return on average tangible
  assets                               1.22          1.19
 Return on average equity             12.20         11.77
 Return on average tangible
  equity                              16.94         17.19


                          Noninterest Income

 Service charge income               $4,181        $4,537       (7.8)%
 Investment services income           1,086         2,685       (59.6)
 Securities brokerage and trust
  income                              4,641         4,056        14.4
 Gain on sale of mortgages            3,565         2,852        25.0
 Gain (loss) on disposal of
  assets                                (21)          (68)      (69.1)
 Bank owned life insurance              737           637        15.7
 Insurance commissions                  825           833        (1.0)
 Other                                3,084         3,034         1.6
                               ------------- -------------
 Total noninterest income           $18,098       $18,566       (2.5)%
                               ============= =============

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

(b) Percentage change based on actual not rounded values.


                                    Nine Months Ended
                                      September 30,
                               ---------------------------  Percentage
                                    2005          2004      Change (b)
                               ------------- ------------- -----------

 Net interest income               $147,351      $117,918        25.0%
 Noninterest income                  53,110        55,494        (4.3)
 Total revenue                      200,461       173,412        15.6
 Provision for loan and lease
  losses                              5,975         4,130        44.7
 Noninterest expense                120,366       109,991         9.4
 Net income before income taxes      74,120        59,291        25.0
 Income taxes                        25,362        20,034        26.6
 Net income                         $48,758       $39,257        24.2%


 Weighted average common and
  common equivalent shares
  outstanding
    Basic                            17,185        15,427        11.4%
    Diluted                          17,404        15,680        11.0

 Net income per common share
    Basic                             $2.84         $2.54        11.5%
    Diluted                            2.80          2.50        11.9

 Cash earnings (a)
    Total                           $50,359       $40,741        23.6%
    Basic                              2.93          2.64        11.0
    Diluted                            2.89          2.60        11.4

 Cash dividends declared on
  common stock                      $1.0125        $.9375
 Return on average assets              1.17%         1.11%
 Return on average tangible
  assets                               1.21          1.14
 Return on average equity             11.96         12.39
 Return on average tangible
  equity                              16.71         17.47


                          Noninterest Income

 Service charge income              $12,265       $12,868       (4.7)%
 Investment services income           3,089         9,865       (68.7)
 Securities brokerage and trust
  income                             14,082        12,352        14.0
 Gain on sale of mortgages            9,652         8,885         8.6
 Gain (loss) on disposal of
  assets                                690           (31)         NM
 Securities gains                        72             -          NM
 Bank owned life insurance            2,136         2,047         4.3
 Insurance commissions                2,453         2,570        (4.6)
 Other                                8,671         6,938        25.0
                               ------------- -------------
 Total noninterest income           $53,110       $55,494       (4.3)%
                               ============= =============

(a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.

(b) Percentage change based on actual not rounded values. NM - Not meaningful

                               September 30,  December 31,  Percentage
                                    2005          2004        Change
                               ------------- ------------- -----------
 Total assets                    $5,887,078    $5,315,869        10.7%
 Earning assets                   5,330,815     4,841,255        10.1
 Securities (a)                   1,148,333     1,200,407        (4.3)
 Loans held for sale                 33,128        22,313        48.5
 Loans and leases, net of
  unearned income                 4,059,919     3,495,701        16.1
 Allowance for loan and lease
  losses                             51,679        46,584        10.9
 Deposits                         4,269,593     3,934,723         8.5
 Short-term borrowings               78,000        30,500       155.7
 Long-term debt                     311,425       393,688       (20.9)
 Stockholders' equity               562,448       529,543         6.2

(a) Excludes trading securities

                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                  As of / For the Three Months Ended
                                  Sept 30,      June 30,     Sept 30,
                                    2005          2005         2004
                               ------------- ------------- -----------
 Nonaccrual loans                    $7,411        $6,949      $8,252
 Restructured loans                       -             -           -
 Loans past due 90 days or more
  and still accruing                      0             0           0
 Total nonperforming loans            7,411         6,949       8,252
 Other real estate owned                668           450       1,639
 Total nonperforming assets           8,079         7,399       9,891
 Total non performing assets as
  a percentage of period-end loans
  and other real estate (a)            0.20%         0.19%       0.29%
 Allowance for loan and lease
  losses                             51,679        49,637      45,903
 Provision for loan and lease
  losses                              2,440         1,991       1,624
 Loans charged off                      791           529         825
 Loan recoveries                        393           349         251
 Net loan and lease losses              398           180         574
 Allowance for loan and lease
  losses as a percentage of
  period-end loans and leases (a)      1.27%         1.29%       1.35%
 Allowance for loan and lease
  losses as a percentage of
  period-end nonperforming loans     697.33        714.30      556.27
 Net losses to average loans
  and leases (annualized)              0.04          0.02        0.07

                                 For the Nine Months Ended
                                      September 30,
                               ---------------------------  Percentage
                                   2005          2004         Change
                               ------------- ------------- -----------
 Provision for loan and lease
  losses                             $5,975        $4,130        44.7%
 Loans charged off                    1,809         3,944       (54.1)
 Loan recoveries                        929         2,245       (58.6)
 Net loan and lease losses              880         1,699       (48.2)
 Net losses to average loans
  and leases (annualized)              0.03%         0.07%

(a) Excludes loans held for sale


                    TAXABLE EQUIVALENT YIELDS/RATES

                                          Three Months Ended
                                  Sept 30,      June 30,     Sept 30,
                                    2005          2005         2004
                               ------------- ------------- -----------
 Interest income:
 Interest and fees on loans            6.78%         6.48%       5.73%
 Interest on securities:
       Taxable                         4.15          4.17        4.05
       Non-taxable                     6.87          6.54        6.05
 Total interest earning assets         6.18          5.91        5.27

 Interest expense:
 Interest on deposits                  2.39          2.11        1.54
 Interest on short-term
  borrowing                            4.14          3.53        1.99
 Interest on long-term debt            4.29          4.12        3.41
 Total interest bearing
  liabilities                          2.66          2.36        1.72
 Net interest spread                   3.52          3.55        3.55
 Net interest margin                   3.94          3.93        3.81


                                    Nine Months Ended
                                      September 30,
                               ---------------------------
                                   2005          2004
                               ------------- -------------
 Interest income:
 Interest and fees on loans            6.51%         5.65%
 Interest on securities:
       Taxable                         4.17          3.93
       Non-taxable                     6.54          6.20
 Total interest earning assets         5.93          5.18

 Interest expense:
 Interest on deposits                  2.12          1.56
 Interest on short-term
  borrowing                            3.74          1.77
 Interest on long-term debt            3.99          3.37
 Total interest bearing
  liabilities                          2.37          1.70
 Net interest spread                   3.56          3.48
 Net interest margin                   3.94          3.71


                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                               September 30,  December 31,
                                   2005          2004
                               ------------- -------------
Stockholders' Equity:
  Equity to assets                     9.55%         9.96%
  Leverage ratio                       8.30          8.44
  Book value per common share (a)    $32.89        $31.15
  Tangible book value per common
   share (a)(b)                       23.65         21.99
  Ending shares outstanding          17,100        16,999

(a) Includes a cumulative mark to market adjustment to equity of $(0.34) and $(0.06) per share at September 30, 2005 and December 31, 2004, respectively.

(b) Total equity reduced by intangible assets divided by common shares outstanding.



                         RECONCILIATION TABLE
       (in thousands, except per share amounts and percentages)

                          Three Months Ended      Nine Months Ended
                            September 30,           September 30,
                       ----------------------- -----------------------
                           2005        2004        2005        2004
                       ----------- ----------- ----------- -----------
 Net income               $17,083     $14,706     $48,758     $39,257
 Amortization of
  intangibles, net of
  tax                         520         581       1,601       1,484
 Cash earnings            $17,603     $15,287     $50,359     $40,741

 Net income per common
  share - basic             $0.99       $0.88       $2.84       $2.54
 Effect of amortization
  of intangibles per
  share                      0.03        0.03        0.09        0.10
 Cash earnings per
  common share - basic      $1.02       $0.91       $2.93       $2.64

 Net income per common
  share - diluted           $0.98       $0.86       $2.80       $2.50
 Effect of amortization
  of intangibles per
  share                      0.03        0.04        0.09        0.10
 Cash earnings per
  common share -
  diluted                   $1.01       $0.90       $2.89       $2.60

 Average assets        $5,731,482  $5,075,045  $5,556,994  $4,710,523
 Average intangible
  assets                 (155,349)   (156,690)   (155,157)   (123,007)
 Average tangible
  assets               $5,576,133  $4,918,355  $5,401,837  $4,587,516

 Return on average
  assets                     1.18%       1.15%       1.17%       1.11%
 Effect of average
  intangible assets          0.04        0.04        0.04        0.03
 Return on average
  tangible assets            1.22%       1.19%       1.21%       1.14%

 Average equity          $555,335    $497,023    $545,185    $423,176
 Average intangible
  assets                 (155,349)   (156,690)   (155,157)   (123,007)
 Average tangible
  equity                 $399,986    $340,333    $390,028    $300,169

 Return on average
  equity                    12.20%      11.77%      11.96%      12.39%
 Effect of average
  intangible assets          4.74        5.42        4.75        5.08
 Return on average
  tangible equity           16.94%      17.19%      16.71%      17.47%


                                                     As of
                                          September 30,   December 31,
                                              2005            2004
                                          -------------  -------------
 Book value                                   $562,448       $529,543
 Intangible assets                            (158,031)      (155,682)
 Tangible book value                          $404,417       $373,861

 Book value per common share                    $32.89         $31.15
 Effect of intangible assets per share           (9.24)         (9.16)
 Tangible book value per common share           $23.65         $21.99



           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
      ----------------------------------------------------------
                 (In thousands, except share amounts)

                                           September 30,  December 31,
                                                2005          2004
                                           -------------  ------------

Assets
 Cash and due from banks                       $202,512      $155,027
 Interest-bearing deposits in other banks        10,833        21,274
 Federal funds sold and securities
  purchased under resell agreements              78,602       100,970
 Trading securities, at fair value                    -           590
 Investment securities (fair values of
  $573,115 and $566,602)                        580,088       568,493
 Securities available for sale, at fair
  value                                         568,245       631,914
 Loans held for sale                             33,128        22,313
 Loans and leases                             4,063,134     3,499,353
 Unearned income                                 (3,215)       (3,652)
                                           -------------  ------------
 Loans and leases, net of unearned income     4,059,919     3,495,701
 Allowance for loan and lease losses            (51,679)      (46,584)
                                           -------------  ------------
 Net loans and leases                         4,008,240     3,449,117
 Property, equipment and leasehold
  improvements, net                             109,654        99,455
 Goodwill                                       148,088       144,396
 Other intangible assets, net                     9,943        11,286
 Cash surrender value of life insurance          73,794        71,535
 Receivable from investment division
  customers                                      11,061         2,223
 Other assets                                    52,890        37,276
                                           -------------  ------------
 Totals                                      $5,887,078    $5,315,869
                                           =============  ============

Liabilities and Stockholders' Equity
 Deposits:
 Noninterest bearing                           $769,412      $683,245
 Interest bearing                             3,500,181     3,251,478
                                           -------------  ------------
 Total deposits                               4,269,593     3,934,723
 Federal funds purchased and securities
  sold under repurchase agreements              596,162       379,114
 Treasury, tax and loan accounts                      -         2,217
 Accrued expenses and other liabilities          58,389        43,861
 Payable for securities purchased for
  investment division customers                  11,061         2,223
 Short-term borrowings                           78,000        30,500
 Long-term debt                                 311,425       393,688
                                           -------------  ------------
 Total liabilities                            5,324,630     4,786,326

 Common stock, $1 par; 50,000,000 and
  27,500,000 shares authorized at September
  30, 2005 and December 31, 2004,
  respectively; 17,100,178 and 16,998,918
  outstanding at September 30, 2005 and
  December 31, 2004, respectively                17,100        16,999
 Additional paid-in capital                     346,651       340,161
 Retained earnings                              204,568       173,345
 Accumulated other comprehensive loss,
  net of tax                                     (5,871)         (962)
                                           -------------  ------------
 Total stockholders' equity                     562,448       529,543
                                           -------------  ------------
 Totals                                      $5,887,078    $5,315,869
                                           =============  ============


           Alabama National BanCorporation and Subsidiaries
             Consolidated Statements of Income (Unaudited)
           ------------------------------------------------
                 (In thousands, except per share data)

                             For the three months  For the nine months
                             ended September 30,   ended September 30,
                             --------------------  -------------------
                               2005       2004       2005      2004
                             ---------- ---------  --------- ---------

Interest income:
 Interest and fees on loans
  and leases                   $67,831   $48,320   $184,051  $132,632
 Interest on securities         11,985    11,981     36,311    31,833
 Interest on deposits in
  other banks                       66        18        191        46
 Interest on trading
  securities                         7         9         16        44
 Interest on federal funds
  sold and securities
  purchased under resell
  agreements                       798       244      2,035       544
 Total interest income          80,687    60,572    222,604   165,099

Interest expense:
 Interest on deposits           20,690    11,924     53,085    33,403
 Interest on federal funds
  purchased and securities
  sold under repurchase
  agreements                     4,519     1,394     10,148     3,354
 Interest on short-term
  borrowings                       754       186      2,030       765
 Interest on long-term debt      3,365     3,454      9,990     9,659
                              --------- ---------  --------- ---------
 Total interest expense         29,328    16,958     75,253    47,181
                              --------- ---------  --------- ---------
 Net interest income            51,359    43,614    147,351   117,918
 Provision for loan and lease
  losses                         2,440     1,624      5,975     4,130
                               --------- ---------  --------- ---------
 Net interest income after
  provision for loan and
  lease losses                  48,919    41,990    141,376   113,788

Noninterest income:
 Securities gains                    -         -         72         -
 Gain (loss) on disposition
  of assets                        (21)      (68)       690       (31)
 Service charges on deposit
  accounts                       4,181     4,537     12,265    12,868
 Investment services income      1,086     2,685      3,089     9,865
 Securities brokerage and
  trust income                   4,641     4,056     14,082    12,352
 Gain on sale of mortgages       3,565     2,852      9,652     8,885
 Bank owned life insurance         737       637      2,136     2,047
 Insurance commissions             825       833      2,453     2,570
 Other                           3,084     3,034      8,671     6,938
                              --------- ---------  --------- ---------
 Total noninterest income       18,098    18,566     53,110    55,494

Noninterest expense:
 Salaries and employee
  benefits                      21,680    19,630     63,086    56,301
 Commission based
  compensation                   4,051     4,357     11,556    13,906
 Occupancy and equipment
  expenses                       4,540     4,085     13,021    11,450
 Amortization of intangibles       766       858      2,360     2,182
 Other                           9,953     9,278     30,343    26,152
                              --------- ---------  --------- ---------
 Total noninterest expense      40,990    38,208    120,366   109,991
                              --------- ---------  --------- ---------

 Income before provision for
  income taxes                  26,027    22,348     74,120    59,291
 Provision for income taxes      8,944     7,642     25,362    20,034
                              --------- ---------  --------- ---------
 Net income                    $17,083   $14,706    $48,758   $39,257
                              ========= =========  ========= =========

 Net income per common share
  (basic)                         $.99      $.88      $2.84     $2.54
                              ========= =========  ========= =========

 Weighted average common
  shares outstanding (basic)    17,198    16,765     17,185    15,427
                              ========= =========  ========= =========

 Net income per common share
  (diluted)                       $.98      $.86      $2.80     $2.50
                              ========= =========  ========= =========

 Weighted average common
  shares outstanding
  (diluted)                     17,412    17,013     17,404    15,680
                              ========= =========  ========= =========


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Three Months 09/30/05
                                        ------------------------------
                                          Average     Income/   Yield/
                                          Balance     Expense    Cost
                                        ----------- ---------- -------
Assets:
Earning assets:
 Loans and leases (1)                   $3,977,186    $67,971    6.78%
 Securities:
   Taxable                               1,089,857     11,412    4.15
   Tax exempt                               50,167        868    6.87
 Cash balances in other banks                7,703         66    3.40
 Funds sold                                 85,872        798    3.69
 Trading account securities                    713          7    3.90
                                        ----------- ----------
     Total earning assets (2)            5,211,498     81,122    6.18
                                        ----------- ----------
Cash and due from banks                    171,248
Premises and equipment                     101,588
Other assets                               297,664
Allowance for loan and lease losses        (50,516)
                                        -----------
     Total assets                       $5,731,482
                                        ===========

Liabilities:
Interest-bearing liabilities:
 Interest-bearing transaction accounts    $901,391     $3,602    1.59
 Savings deposits                          911,046      3,908    1.70
 Time deposits                           1,622,181     13,180    3.22
 Funds purchased                           563,345      4,519    3.18
 Other short-term borrowings                72,343        754    4.14
 Long-term debt                            311,469      3,365    4.29
                                        ----------- ----------
     Total interest-bearing liabilities  4,381,775     29,328    2.66
                                        ----------- ----------
Demand deposits                            729,220
Accrued interest and other liabilities      65,152
Stockholders' equity                       555,335
                                        -----------
     Total liabilities and
      stockholders' equity              $5,731,482
                                        ===========

Net interest spread                                              3.52%
                                                               =======
Net interest income/margin on a taxable
 equivalent basis                                      51,794    3.94%
                                                               =======
Tax equivalent adjustment (2)                             435
                                                    ----------
Net interest income/margin                            $51,359    3.91%
                                                    ========== =======


                                             Three Months 09/30/04
                                        ------------------------------
                                          Average     Income/   Yield/
                                          Balance     Expense    Cost
                                        ----------- ---------- -------
Assets:
Earning assets:
 Loans and leases (1)                   $3,360,817    $48,442    5.73%
 Securities:
   Taxable                               1,120,518     11,406    4.05
   Tax exempt                               57,312        871    6.05
 Cash balances in other banks                5,242         18    1.37
 Funds sold                                 58,722        244    1.65
 Trading account securities                    778          9    4.60
                                        ----------- ----------
     Total earning assets (2)            4,603,389     60,990    5.27
                                        ----------- ----------
Cash and due from banks                    160,867
Premises and equipment                      90,134
Other assets                               266,000
Allowance for loan and lease losses        (45,345)
                                        -----------
     Total assets                       $5,075,045
                                        ===========

Liabilities:
Interest-bearing liabilities:
 Interest-bearing transaction accounts    $751,808     $1,440    0.76
 Savings deposits                          873,149      2,120    0.97
 Time deposits                           1,449,082      8,364    2.30
 Funds purchased                           406,405      1,394    1.36
 Other short-term borrowings                37,135        186    1.99
 Long-term debt                            403,007      3,454    3.41
                                        ----------- ----------
     Total interest-bearing liabilities  3,920,586     16,958    1.72
                                        ----------- ----------
Demand deposits                            602,994
Accrued interest and other liabilities      54,442
Stockholders' equity                       497,023
                                        -----------
     Total liabilities and
      stockholders' equity              $5,075,045
                                        ===========

Net interest spread                                              3.55%
                                                               =======
Net interest income/margin on a taxable
 equivalent basis                                      44,032    3.81%
                                                               =======
Tax equivalent adjustment (2)                             418
                                                    ----------
Net interest income/margin                            $43,614    3.77%
                                                    ========== =======


(1) Average loans include nonaccrual loans. All loans and deposits are domestic.

(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Nine Months 09/30/05
                                        ------------------------------
                                          Average     Income/   Yield/
                                          Balance     Expense    Cost
                                        ----------- ---------- -------
Assets:
Earning assets:
   Loans and leases (1)                 $3,787,438   $184,451    6.51%
   Securities:
    Taxable                              1,110,353     34,592    4.17
    Tax exempt                              53,227      2,605    6.54
   Cash balances in other banks              8,980        191    2.84
   Funds sold                               87,086      2,035    3.12
   Trading account securities                  469         16    4.56
                                        ----------- ----------
       Total earning assets (2)          5,047,553    223,890    5.93
                                        ----------- ----------
 Cash and due from banks                   167,836
 Premises and equipment                    103,573
 Other assets                              286,779
 Allowance for loan and lease losses       (48,747)
                                        -----------
        Total assets                    $5,556,994
                                        ===========

Liabilities:
Interest-bearing liabilities:
   Interest-bearing transaction accounts  $897,545     $9,393    1.40
   Savings deposits                        899,689      9,713    1.44
   Time deposits                         1,549,789     33,979    2.93
   Funds purchased                         491,318     10,148    2.76
   Other short-term borrowings              72,560      2,030    3.74
   Long-term debt                          334,501      9,990    3.99
                                        ----------- ----------
        Total interest-bearing
         liabilities                     4,245,402     75,253    2.37
                                        ----------- ----------
 Demand deposits                           708,320
 Accrued interest and other liabilities     58,087
 Stockholders' equity                      545,185
                                        -----------
     Total liabilities and
      stockholders' equity              $5,556,994
                                        ===========

 Net interest spread                                             3.56%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                    148,637    3.94%
                                                               =======
 Tax equivalent adjustment (2)                          1,286
                                                    ----------
 Net interest income/margin                          $147,351    3.90%
                                                    ========== =======


                                              Nine Months 09/30/04
                                        ------------------------------
                                          Average     Income/   Yield/
                                          Balance     Expense    Cost
                                        ----------- ---------- -------
Assets:
Earning assets:
   Loans and leases (1)                 $3,142,319   $132,962    5.65%
   Securities:
    Taxable                              1,029,276     30,274    3.93
    Tax exempt                              50,860      2,362    6.20
   Cash balances in other banks              6,215         46    0.99
   Funds sold                               58,959        544    1.23
   Trading account securities                1,319         44    4.45
                                        ----------- ----------
       Total earning assets (2)          4,288,948    166,232    5.18
                                        ----------- ----------
 Cash and due from banks                   141,475
 Premises and equipment                     88,204
 Other assets                              234,469
 Allowance for loan and lease losses       (42,573)
                                        -----------
        Total assets                    $4,710,523
                                        ===========

Liabilities:
Interest-bearing liabilities:
   Interest-bearing transaction accounts  $695,276     $3,868    0.74
   Savings deposits                        744,658      5,041    0.90
   Time deposits                         1,427,334     24,494    2.29
   Funds purchased                         392,212      3,354    1.14
   Other short-term borrowings              57,785        765    1.77
   Long-term debt                          382,541      9,659    3.37
                                        ----------- ----------
        Total interest-bearing
         liabilities                     3,699,806     47,181    1.70
                                        ----------- ----------
 Demand deposits                           538,931
 Accrued interest and other liabilities     48,610
 Stockholders' equity                      423,176
                                        -----------
     Total liabilities and
      stockholders' equity              $4,710,523
                                        ===========

 Net interest spread                                             3.48%
                                                               =======
 Net interest income/margin on a taxable
  equivalent basis                                    119,051    3.71%
                                                               =======
 Tax equivalent adjustment (2)                          1,133
                                                    ----------
 Net interest income/margin                          $117,918    3.67%
                                                    ========== =======

(1) Average loans include nonaccrual loans. All loans and deposits are domestic.

(2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


    CONTACT: Alabama National BanCorporation
             John H. Holcomb, III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650